UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
September 19, 2006
Date of Report (Date of earliest event reported)
CONNETICS CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	0-27406	94-3173928

(State or Other	(Commission File No.)	(IRS Employer Identification No.)
Jurisdiction of
Incorporation)
3160 Porter Drive, Palo Alto, California 94304
(Address of principal executive offices, including zip code)
(650) 843-2800
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On September 19, 2006, Connetics Corporation, or Connetics, announced that the U.S. Food and Drug Administration (FDA) has approved Verdeso (desonide) Foam, 0.05%, for the treatment of mild-to-moderate atopic dermatitis. Verdeso, formerly referred to as Desilux, is the first approved product formulated in Connetics’ proprietary VersaFoam-EF emulsion formulation foam vehicle, and first Connetics product approved for pediatric use. A copy of the Connetics press release regarding Verdeso is attached as Exhibit 99.1 and is incorporated by reference in this Item 8.01.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated September 19, 2006 regarding Verdeso Foam.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNETICS CORPORATION

By:	/s/ Katrina J. Church Katrina J. Church
Executive Vice President, Legal Affairs
General Counsel & Secretary
Date: September 20, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated September 19, 2006 regarding Verdeso Foam.